SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


                Date of Report:  March 2, 1995


                  READING & BATES CORPORATION
    (Exact name of registrant as specified in its charter)


   Delaware               1-5587               73-0642271
(State or other        (Commission         (I.R.S. Employer
jurisdiction of          File Number)      Identification No.)
incorporation)

          901 Threadneedle, Suite 200, Houston, TX   77079
        (Address of principal executive offices)   (Zip Code)


 Registrant's telephone number, including area code  (713) 496-5000


Item 7. Financial Statements and Exhibits

       (c)  Exhibits

                 Exhibit 99  - Press  Release  dated  March  2,
                               1995 - Contract commitments  for
                               two  of  the  Company's   third-
                               generation semisubmersibles.



                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                  READING & BATES CORPORATION


                                  By /s/T. W. Nagle
                                     -----------------
                                     T. W. Nagle
                                     Vice President &
                                     Chief Financial Officer

Dated:  March 2, 1995